FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  December 24, 1996


                              NuOasis Gaming, Inc.
             (Exact name of registrant as specified in its charter.)

                                    Delaware
                    (State of incorporation or organization)

                                    33-73240
                            (Commission File Number)

                                   95-4176781
                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)


       Registrant's telephone number, including area code: (714) 833-5382

          (Former name or former address, if changed since last report)

                                                       Total number of pages: 44

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Item 1.  Changes in Control of Registrant

                  N/A


Item 2.  Acquisition or Disposition of Assets

                  Pursuant to a Stock Purchase Agreement dated December 19, 1996 with the shareholders of National Pools Corporation("NPC") (the "Agreement"), the Registrant acquired 29,713,689 shares of NPC representing 100% of the issued and outstanding shares of NPC.

                  The transaction closed on December 24, 1996 whereupon the Registrant issued a series of Convertible Promissory Notes in the aggregate amount of approximately $1,200,000 and agreed to issue 1,000,000 shares of common stock to the shareholders of NPC when there are sufficient authorized shares available for issuance.

                  The terms and conditions of the agreement were determined as a result of arms length negotiations between unrelated parties.


Item 3.  Bankruptcy or Receivership

                  N/A


Item 4.  Changes in Registrant's Certifying Accountant

                  N/A


Item 5.  Other Events

                  N/A


Item 6.  Change in Registrant's Directors

                  On November 25, 1996 the Board elected Joseph Monterosso to fill one of the vacancies on the Board of Directors.

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Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements

                           Set forth on pages 6 through 33 are the financial statements of the business acquired required to be set forth in the Registrant's Current Report. This current Report on Form 8-K/A amends the Form 8-K\A filed on March 7, 1997. The following are included:

                           (1)      Unaudited Balance Sheet - As of September
                                    30, 1996.

                                    Unaudited Statement of Operations for the three and nine months ended September 30, 1996 and for the period from February 23, 1993 (inception) through September 30, 1996.

                                    Unaudited Statement of Stockholders'  Equity
                                    for  the   three  and  nine   months   ended
                                    September  30,  1996 and for the period from
                                    February   23,  1993   (inception)   through
                                    September 30, 1996.

                                    Unaudited Statement of Cash Flows for the three and nine months ended September 30, 1996 and for the period from February 23, 1993 (inception) through September 30, 1996.

                                    Notes to Financial Statements.

                           (2) Audited Balance Sheets - As of December 31, 1994 and 1995.

                                    Audited  Statement  of  Operations  for  the
                                    years ended  December  31, 1994 and 1995 and
                                    for  the  period  from   February  23,  1993
                                    (inception) through December 31, 1995.

                                    Audited Statement of Stockholders' Equity for the years ended December 31, 1994 and 1995 and for the period from February 23, 1993 (inception) through December 31, 1995.

                                    Audited  Statement  of  Cash  Flows  for the
                                    years ended  December  31, 1994 and 1995 and
                                    for  the  period  from   February  23,  1993
                                    (inception) through December 31, 1995.

                                    Notes to Financial Statements.

                  (b)      Proforma Financial Information

                           Set forth on pages 34 through 42 is pro forma financial information required to be set forth in the Registrant's Current Report. This current Report on Form 8- K/A amends the Form 8-K\A filed on March 7, 1997. The following are included:

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                                    Pro   Forma   Consolidated   Balance   Sheet
                                    (Unaudited) - September 30, 1996.

                                    Pro   Forma   Consolidated    Statement   of
                                    Operations (Unaudited) for the three months ended September 30, 1996 and for the year ended June 30, 1996.

                                    Notes  to  Pro  Forma Consolidated Financial
                                    Statements (Unaudited).

                  (c)      Exhibits

                           1. Stock Purchase Agreement dated December 19, 1996 (incorporated by reference to Exhibit 1 to Form 8-K filed on January 15, 1997 (SEC File No. 000-18224).

                           2. Director Acceptance letter by Joseph Monterosso (incorporated by reference to
                                    Exhibit  2  to Form 8-K filed on January 15,
                                    1997 (SEC File No. 000-18224).


Item 8.  Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NuOasis Gaming, Inc.
                                        (Registrant)

                                        By:  /s/  Joseph Monterosso
                                                  -----------------------------
Dated: March 11, 1997                             Joseph Monterosso,
                                                  President and Director

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